

Company Overview

shelfy.io

Owned by

METROONE Inc.

January 2023

Disclaimer

This presentation contains forward-looking statements that involve substantial risk and uncertainties including, without limitation, statements about Metro One Telecommunications, Inc.'s (the "Company," "Metro One," "we," "us" or "our") plans, strategies and prospects. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Terms such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control. The forward-looking statements contained in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account information currently available to us. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not rely on the historical record or performance of the Company as indicative of the Company's future performance. This presentation does not purport to contain all of the information that may be required to evaluate a possible investment in the Company. This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice.

This presentation includes market and industry data and forecasts that the Company has developed from independent research reports, publicly available information, various industry publications, other published industry sources or the Company's internal data and estimates. Independent research reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable, but do not guarantee the accuracy or completeness of such information. Although the Company believes that the publications and reports are reliable, the Company has not independently verified the data and makes no representation or warranty with respect to the accuracy of such information. Any and all trademarks and trade names referred to in this presentation are the property of their respective owners. The Company's internal data, estimates and forecasts are based on information obtained from trade and business organizations and other contacts in the markets in which it operates and management's understanding of industry conditions. Although the Company believes that such information is reliable, the Company has not had such information verified by any independent sources.

This presentation contains references to trademarks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the TM or ® symbols, but such references are not intended to indicate in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. The Company does not intend its use or display of other companies' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of the Company by, any other companies.

Who are we?

METROONE Inc.

(OTC:WOWI, SEC reporting) restructured in June 2021

100%

Stratford, Ltd (Israel)
E-commerce Modular SaaS platform (B2B2C)

Purchased after bankruptcy & is currently under turnaround

shelfy.io

What do we do?

We created a Shelf-Based Mobile App Builder to **convert your online store** to a mobile app & **sell more!**

(working product with several clients)


9:41
The perfect homemade pizza
Check out our recipe for the perfect homemade pizza
Watch
The perfect homemade pizza

Browser vs. App

M-Commerce solutions

Accelerating the buyer journey

Wider reach and accessibility



Mobile App
Products viewed per user
5.7
22
Add to cart
13%
24%
Purchase
34%
54%
X
<<
Conversion
>>
X4

How To Turn Shopify Store Into Mobile App in 2022 (shopney.co)

We are better!

shelfy.io

New Concept


INTELLECTUAL
PATENTED
PROPERTY

Old Concept


LOGO


SMART SHELF
fairlife 2% Reduced Fat Ultra-Filtered Milk Lactose Free
4.49
40
400
20
40
Search...

Single product focus
Innovative unique design
Personal contextual
Bubbles attributes

Higher conversion rate

Increase basket size & GM profitability

Higher retention from 3rd party websites

We are different!

Legacy (Project Based)

1 client = 45 + days Integration time = not scalable

Modular SaaS Platform

100 clients per day with 0 Integration time = **Highly scalable**

iOS & Android mobile app builder for brands and online stores

No R&D risk! We have a working & selling product!


SMART SHELF
Taste the feeling!
Add Coca-Cola Zero for a perfect meal
+ Add to cart
DIGIORNO

Business Model

- **Highly scalable modular SaaS platform** (instead of cost-heavy per project legacy product)
- **Targeting online retailers, stores and brands** (large volume of online shops) **- SMB & Enterprises**
- **Monthly subscription-based payment, offering different pricing**

Starter

$49/month — Try for free

What's included:

- ✓ Native iOS and Android App
- ✓ Unique Shelf-based User Experience
- ✓ Web Based Checkout
- ✓ Real Time Catalog Sync
- ✓ Real Time Home Page Updates
- ✓ 4 Strips on Home Page .
- ✓ Look & Feel Customization
- ✓ Shelfy's Bank of Fonts
- ✓ Splash Screen Customization

Growth

$199/month — Try for free

What's included:

- ✓ Native iOS and Android App
- ✓ Unique Shelf-based User Experience
- ✓ Web Based Checkout
- ✓ Real Time Catalog Sync
- ✓ Real Time Home Page Updates
- ✓ 7 Strips on Home Page
- ✓ Voice Search
- ✓ Automatic Bubbles
- ✓ 3 More Pe-built Themes
- ✓ Push-notifications
- ✓ Reviews & Ratings with Yotpo
- ✓ Up to 5 Active Integrations
- ✓ Custom Video Strip

Enterprise

Custom — Try for free

What's included:

- ✓ Everything in Growth +
- ✓ Dedicated Success Manager
- ✓ Monthly Success Calls
- ✓ Up to 12 Strips on The Home Page
- ✓ Confirmation Pop-up
- ✓ Upcoming Features Priority
- ✓ Custom Integrations
- ✓ Unlimited Number of Integrations
- ✓ Product Slider Strip

Timeline so far


Supporting iOS & Android
Switching from legacy to SaaS product and revising all commercial agreements
Launching the MVP for Shopify & WooCommerce (Aug-Sep 2022)
Purchased Royal App Ltd following bankruptcy
Pipe $2M
Initial SaaS clients Q4 2022
June 21
Aug 22
Dec 22
2021
April 21
May 21
November 21
2022
Sep 22
Restructure and OTC listing
Note $2M
Signed first cooperation agreement with CardCom

Goals for 2023

Marketing

- **Q1:** Launch marketing campaigns for online retailers
- **Q2:** Launch affiliate marketing program & sign additional distribution & collaboration agreements
- **Q3:** Increase client retention rates
- **Q4:** Achieve significant SaaS revenues

Q1 | Q2 | 2023 | Q3 | Q4

Tech

- **Q1:**
  - Implement discounts
  - Upgrade Backoffice
- **Q2:**
  - Push notification automation (Phase I)
  - Native checkout & Payment Getaways
  - Improve general performance
- **Q3:**
  - Big Commerce integration
  - Product ranking by GM%
  - Further Stabilization
- **Q4:**
  - Add-ons – BI Data Dashboard
  - Push notification automation (Phase II)

Goals for 2024

Marketing

H1: Launch campaigns & marketing activities for online retailers

H2: Achieve Profitability NASDAQ up-list

2024

H1 · H2

Tech

H1:
- Vtex integration
- AI Personalized Shelf

H2: Magento integration

Cap Table

Details	Facility	Quantity	Price	$
Market Cap				$23.4M
Authorized Shares	Share	~600M		
Issued and Outstanding (Dec 30, 2022)	Share	~272M		
Investors	Warrant	~22M	$0.02567-0.12	
Offering	Share	Up to 80M*	$0.12	$9.6M
Offering	Warrant	Up to 20M	$0.15	$3M
Employees & BOD	Option	~32M		
Fully Diluted Shares		**~426M**		

* For each share purchased the investor will receive a 0.25 warrant to purchase a share of our common stock with an exercise price of $0.15

wowi_S-1.htm (sec.gov)



Thank You

shelfy.io

Owned by

METROONE Inc.